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                                 Janus Adviser

                           International Equity Fund

                               Focused Value Fund

                        Supplement dated March 24, 2005

At a special meeting held on March 24, 2005, the Board of Trustees of Janus Adviser unanimously approved Phoenix Investment Counsel, Inc. ("Phoenix") as the investment adviser to Focused Value Fund and International Equity Fund (the "Funds") and the continuation of Vontobel Asset Management, Inc. ("Vontobel") as the Funds' subadviser pursuant to a subadvisory agreement between Phoenix and Vontobel. Janus Capital Management LLC ("Janus") requested this transition because it has decided to focus on distributing its own internally managed products and those of its affiliates rather than distributing products subadvised by non-affiliated companies. The advisory and subadvisory agreements (as well as certain other proposals) (the "Proposals") are subject to approval by shareholders at a Special Meeting of Shareholders to be held May 17, 2005.

If shareholders of the Funds approve the Proposals, the Funds' advisory agreements with Janus and Janus' subadvisory agreements with Vontobel would terminate. Phoenix would become the investment adviser to the Funds and Vontobel would continue as subadviser to the Funds pursuant to a subadvisory agreement between Vontobel and Phoenix. Additionally, subject to shareholder approval, nominees who consist of trustees of certain Phoenix Funds would replace the current trustees of Janus Adviser.

If the Proposals are approved by shareholders, Investor Shares and Class I Shares of each Fund would convert to Class A Shares. Shareholders converting from Investor Shares and Class I shares would be able to make purchases into Class A Shares without a sales load.

Phoenix acts as an investment adviser for 13 fund companies totaling 37 mutual funds and as an adviser to institutional clients. Phoenix has acted as an investment adviser for over 70 years. As of December 31, 2004, Phoenix had approximately $24.5 billion in assets under management.

Effective at the close of trading on March 28, 2005, redemption fees and contingent deferred sales charges will be waived for investors wishing to redeem from the Funds pending the effective date of the new advisory and subadvisory agreements. Note that the Funds' excessive trading policies may restrict shareholders who redeem shares from purchasing back into the Funds as described in the prospectus. Effective at the close of trading on May 13, 2005, the Funds will be closed to new investors pending the effective date of the new advisory and subadvisory agreements, but current investors in the Funds may purchase additional shares.

The Funds' shareholders as of April 1, 2005 will receive the Proxy Statement providing notice of the Special Meeting of Shareholders and details regarding the Proposals. If you purchased shares of a Fund through a financial intermediary, your financial intermediary will generally be passing these materials on to you and requesting your vote on the Proposals.

119-31-107 03-05